UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 27, 2006
                        (Date of earliest event reported)

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                             Morgans Hotel Group Co.
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)

             000-51802                              16-1736884
      (Commission File Number)           (IRS Employer Identification No.)

                475 Tenth Avenue
                  New York, NY                         10018
    (Address of Principal Executive Offices)         (Zip Code)

                                 (212) 277-4100
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

     On March 27, 2006, Morgans Hotel Group Co. issued a press release announcing its financial results for the fiscal quarter ended December 31, 2005 and for the fiscal year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

Item 9.01. Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibit 99.1: Press Release dated March 27, 2005.


Exhibit No.          Exhibit Description
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99.1                 Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MORGANS HOTEL GROUP CO.

Date:  March 28, 2006                          By:  /s/ Richard Szymanski
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                                                    Richard Szymanski
                                                    Chief Financial Officer